Exhibit 10.1

AMENDMENT TO CONSULTING AGREEMENT

This AMENDMENT TO CONSULTING AGREEMENT (this “Amendment”) is made and entered into as of May 13, 2009, by and between Local Insight Regatta Holdings, Inc., a Delaware corporation (“Regatta”), and Local Insight Media, Inc., a Delaware corporation (“Consultant”).

RECITALS:

WHEREAS, LIMI and Welsh, Carson, Anderson & Stowe IX, L.P. (“WCAS”) entered into a Consulting Agreement dated as of January 3, 2007 (the “Agreement”);

WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of April 16, 2008, WCAS assigned to Regatta, and Regatta assumed, all WCAS’s rights and obligations under the Agreement; and

WHEREAS, Regatta and Consultant desire to amend the Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Unless otherwise specified, each capitalized term used herein shall have the same meaning ascribed thereto in the Agreement.

ARTICLE II.

AMENDMENT TO SECTION 3

2.1 A new Section 3(c) is hereby added to the Agreement, such Section to read in its entirety as follows:

“(c) Notwithstanding anything herein to the contrary, Consultant agrees to suspend invoicing for the amounts payable pursuant to Section 3(a), effective as of January 1, 2009. The parties agree that: (i) Consultant may, at any time, re-commence invoicing for the amounts payable pursuant to Section 3(a) and (ii) in the event Consultant re-commences such invoicing, no amounts will be invoiced or be payable with respect to any Services rendered during the period commencing January 1, 2009 and ending on the date such invoicing re-commences.”

ARTICLE III.

EFFECT

3.1 Except to the extent that this Amendment expressly modifies the Agreement, the Agreement shall remain in full force and effect.

3.2 This Amendment may be executed in counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., a “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

LOCAL INSIGHT REGATTA HOLDINGS, INC.

By:	/s/ JAMES STIRBIS
Name:	James Stirbis
Title:	Chief Financial Officer

LOCAL INSIGHT MEDIA, INC.

By:	/s/ JOHN S. FISCHER
Name:	John S. Fischer
Title:	General Counsel

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